Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
NOTE 14. Debt

The Company’s short and long-term debt consists of the following:

		Weighted Average Interest Rate		Carrying Value
	Maturity	2014	2013	2014	2013
				(Dollars in Millions)
Short-Term Debt:
Current portion of long-term debt		3.5%	N/A	$8	$—
Short-term borrowings		3.6%	8.3%	21	1
				$29	$1
Long-Term Debt:
6.75% Senior notes due April 15, 2019	2019	N/A	6.75%	$—	$396
Term facility due April 9, 2021	2021	3.5%	N/A	583	—
Other	2014-2018	4.2%	3.4%	4	2
				$587	$398

Short-Term Debt

Short-term borrowings are related to the Company's non-U.S. joint venture and are payable primarily in Chinese Renminbi and Russian Ruble. As of December 31, 2014 and 2013, the Company had short-term borrowings of $21 million and $1 million, respectively. Short-term borrowings increased in 2014 primarily to support working capital needs.

Available borrowings on outstanding affiliate credit facilities as of December 31, 2014, is approximately $38 million and certain of these facilities have pledged assets as security.

Long-Term Debt

On April 9, 2014, the Company entered into a new credit agreement (the “Credit Agreement”), by and among the Company as borrower, each lender from time to time party thereto, each letter of credit issuer from time to time party thereto and Citibank, N.A. as administrative agent (the “Administrative Agent”), which provides for (i) delayed draw term loans in an aggregate principal of $600 million (the “Term Facility”) and (ii) a $200 million revolving credit facility (the “Revolving Facility”). The Company and certain of its subsidiaries have granted a security interest in substantially all of their respective property, subject to certain limitations.

At the Company’s option, loans under the Term Facility and Revolving Facility may be maintained from time to time at an interest rate equal to the applicable rate (“Applicable Rate”) plus the applicable domestic rate (“Base Rate”) or the LIBOR-based rate (“Eurodollar Rate”). The Base Rate shall be a fluctuating rate per annum equal to the highest of (i) the rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published by the Federal Reserve Bank of New York on the following Business Day, plus 0.50%; (ii) the rate established by the Administrative Agent as its “prime rate” at its principal U.S. office and (iii) the Eurodollar Rate (which, for the purposes of establishing the Base Rate, shall not be less than 0.75%) plus 1%. The Eurodollar Rate shall be equal to the quotient obtained by dividing (a) the ICE Benchmark Administration Limited LIBOR Rate by (b) the difference between 1.00 and the reserve percentage under regulations issued from time to time by the Board of Governors of the Federal Reserve System of the United States for determining the maximum reserve requirement with respect to Eurocurrency funding. The Applicable Rate varies based on certain corporate credit ratings at the time of borrowing, and ranges from 1.00% to 1.75% for Base Rate loans and 2.00% to 2.75% for Eurodollar Rate loans.

Up to $75 million of the Revolving Facility is available for the issuance of letters of credit, and any such issuance of letters of credit will reduce the amount available for loans under the Revolving Facility. Up to $20 million of the Revolving Facility is available for swing line advances, and any such swing line advances will reduce the amount available for loans under the Revolving Facility. The Company may request increases in the limits under the Term Facility and the Revolving Facility and may request the addition of one or more term loan facilities under the Credit Agreement.

The Term Facility matures on April 9, 2021 (the “Term Facility Maturity Date”), and the Revolving Facility shall mature on April 9, 2019 (the “Revolving Facility Maturity Date”). Loans made under the Term Facility are due and payable in full on the Term Facility Maturity Date. Loans made under the Revolving Facility are due and payable in full on the Revolving Facility Maturity Date. Outstanding borrowings may be prepaid without penalty (other than borrowings made for the purpose of reducing the effective interest rate margin or weighted average yield of the loans) in $100,000 increments over $500,000 for loans maintained under the Base Rate and in $250,000 increments over $1,000,000 for loans maintained under the Eurodollar Rate. There are mandatory prepayments of principal in connection with: (i) excess cash flow sweeps (in the amount of 50%, with step downs to 25% and 0% of the excess cash flow, depending on the then-applicable leverage), (ii) certain asset sales or other dispositions (including as a result of casualty or condemnation), (iii) certain refinancings of indebtedness and (iv) over-advances under the Revolving Facility. The Company is also required to repay quarterly 0.25% of the initial term loan drawn.

The Credit Agreement requires the Company and its subsidiaries to comply with customary affirmative and negative covenants, including financial covenants and contains customary events of default. The Term Facility and the Revolving Facility require that, as of the last day of any four consecutive fiscal quarters of the Company last ended (commencing as of June 30, 2014), the Company maintain a total net leverage ratio no greater than 3.00:1.00 (the “Financial Maintenance Covenant”). During any period when the Company’s corporate and family ratings meet certain specified ratings, certain of the negative covenants shall be suspended and the Financial Maintenance Covenant shall only be tested with respect to the Revolving Facility. As of December 31, 2014, the Company was in compliance with the Financial Maintenance Covenant.

All obligations under the Credit Agreement and obligations in respect of certain cash management services and swap agreements with the lenders and their affiliates are unconditionally guaranteed by certain of the Company’s subsidiaries. In connection with the Credit Agreement, on April 9, 2014, (i) the Company, certain of its subsidiaries and the Administrative Agent entered into a Security Agreement (the “Security Agreement”), (ii) certain subsidiaries of the Company and the Administrative Agent entered into a Guaranty Agreement (the “Guaranty Agreement”) and (iii) the Company, certain of its subsidiaries and the Administrative Agent entered into an Intellectual Property Security Agreement (the “Intellectual Property Security Agreement” and, together with the Security Agreement and the Guaranty Agreement, the “Security Documents”). Pursuant to the Security Documents, all obligations under the Credit Agreement are secured by a first-priority perfected lien (subject to certain exceptions) in substantially all of the property of the Company and the subsidiaries party to the Security Agreement, subject to certain limitations.

In connection with signing of the Credit Agreement, on April 9, 2014, the Company terminated its $130 million revolving loan credit agreement dated October 1, 2010. On June 23, 2014, the Company drew the $600 million term loan, net of an original issue discount of $9 million. During 2014, the company made the required mandatory quarterly repayments of 0.25% of the initial term loan totaling $3 million. As of December 31, 2014, $597 million face value was outstanding under the Term Facility, and there were no outstanding borrowings under the Revolving Facility.

The Company's 6.75% senior notes due April 15, 2019 (the "Senior Notes") were issued under an Indenture (the "Indenture") among the Company, the subsidiary guarantors named therein, and the Bank of New York Mellon Trust Company, N.A., as trustee. The Indenture and the form of Senior Notes provided, among other things, that prior to April 15, 2014, the Company had the option to redeem up to 10% of the Senior Notes during any 12-month period from issue date until April 15, 2014 for a 103% redemption price, plus accrued and unpaid interest to the redemption date. The Company exercised this right in each of December 2012, December 2013 and April 2014 to repurchase $50 million (10% of its Senior Notes aggregating $150 million of repurchases). Additionally, the Company had the option to redeem a portion or all of the Senior Notes beginning on April 15, 2014 for a 105.063% redemption price, plus accrued and unpaid interest to the redemption date. On April 9, 2014, the Company exercised this right and issued a call notice and redeemed the remaining $350 million of its Senior Notes on May 9, 2014. The Company recorded a $23 million and $2 million loss on extinguishment of debt in the year ended December 31, 2014 and 2013, respectively, related to the premium paid on the debt redemption and unamortized original issue discount, debt fees and other debt issue costs associated with the Senior Notes.

The Company executed an Amendment to the Credit Agreement on March 25, 2015. The Amendment, among other things, provides for certain modifications to the Credit Agreement to permit Visteon’s sale of its ownership interest in HVCC and otherwise to update the Credit Agreement to account for HVCC no longer being a subsidiary of Visteon following the Climate Transaction. While certain waivers granted under the Amendment became effective on March 25, 2015, the amendments relating to the Climate Transaction became effective substantially concurrently with the consummation of the Climate Transaction. Under the Amendment, Term Lenders agree to waive the requirement that 100% of the Net Cash Proceeds received by the Borrower or any of its Restricted Subsidiaries from the HVCC Sale be used to prepay the Term Loans so long as such Net Cash Proceeds are used to prepay the Term Loans within five Business Days of the receipt of such Net Cash Proceeds in an amount sufficient to reduce the aggregate principal amount of Term Loans outstanding after giving effect to such prepayment to no more than $350 million.

Visteon consummated the Climate Transaction on June 9, 2015 and subsequently paid down $246 million term loan principal on June 12, 2015 to reduce aggregate principal amount of Term Loans outstanding to $350 million. In connection with the principal reduction, the 0.25% mandatory quarterly prepayment obligation was considered met, therefore Visteon will cease making quarterly amortization payments.

Other Long-Term Debt

As of December 31, 2014 and December 31, 2013, the Company had $4 million and $2 million other long-term debt outstanding. The amount outstanding on December 31, 2014 is primarily related to information technology software leases.

Debt Obligations

Debt obligations are primarily related to term loan amortization and lease. As of December 31, 2014, debt obligations included maturities as follows: 2015 — $29 million; 2016 — $8 million; 2017 — $7 million; 2018 — $7 million; 2019 — $6 million; thereafter — $559 million.

Other

The Company has a $15 million letter of credit facility with US Bank National Association. In connection with the facility, the Company must maintain a collateral account equal to 103% of the aggregate stated amount of issued letters of credit (or 110% for non-U.S. currencies) and must reimburse any amounts drawn under issued letters of credit. As of December 31, 2014 and 2013, the Company had $7 million and $10 million, respectively, of outstanding letters of credit issued under this facility secured by restricted cash.

Additionally, the Company had $16 million and $21 million of locally issued letters of credit at December 31, 2014 and 2013 respectively to support various customs arrangements and other obligations at its local affiliates, of which $2 million and $15 million are secured by cash collateral. Of the locally issued letters of credit, $11 million and $18 million were related to discontinued operations at December 31, 2014 and 2013 respectively, secured by less than $1 million and $14 million of local cash collateral. Letters of credit for remaining operations of $5 million and $3 million at December 31, 2014 and 2013 respectively, are primarily related to customs and customer funded tooling.

Held for Sale

Short-Term Debt Held for Sale

As of December 31, 2014 and 2013, short-term debt related to business reclassified as held for sale was $113 million and $105 million, respectively, including international affiliate short-term borrowings of $111 million and $103 million, respectively. Short-term borrowings at December 31, 2013, also included an arrangement, through a subsidiary in France, to sell accounts receivable with recourse on an uncommitted basis. The amount of financing available is dependent on the amount of receivables less customary reserves. The Company pays a 25 basis points servicing fee on all receivables sold, as well as a financing fee of three-month Euribor plus 95 basis points on the advance portion. At December 31, 2013, there were $31 million outstanding borrowings under the facility.

Long-Term Debt Held for Sale

As of December 31, 2014 and 2013, long-term debt related to business reclassified as held for sale was $252 million and $226 million, respectively.

During the first quarter of 2013, Halla Visteon Climate Control Corporation ("HVCC") entered into and fully drew on two unsecured bilateral term loan credit agreements with aggregate available borrowings of approximately $195 million. As of December 31, 2014 and 2013 the USD equivalent of these agreements was $191 million and $195 million, respectively. Both credit agreements mature in May 2016 and are subject to financial covenants requiring total debt to EBITDA of not greater than 3.2x and a net interest coverage test of more than 3x. The Company was in compliance with such covenants at December 31, 2014.

Included in other long-term debt at December 31, 2014 and 2013, is approximately $16 million and $17 million, respectively, attributable to a sale-leaseback arrangement for land and buildings located in Chihuahua, Mexico. In connection with the transaction in December 2012, the Company received proceeds of $19 million and entered into an agreement to lease the land and buildings back over a 5 year period. This sale-leaseback is being accounted for as a direct financing arrangement, and the cash proceeds have been recorded as debt. The lease requires annual rental payments that are allocated between the reduction of indebtedness and interest expense using an incremental borrowing rate of 9.5%. The Company will recognize the sale of the land and buildings at the end of the lease term and expects to record a gain of approximately $3 million.

Other long-term debt related to business reclassified as held for sale was $45 million and $14 million as of December 31, 2014 and 2013, respectively.

On July 4, 2012, the Company commenced a tender offer to purchase the remaining 30 percent of Halla. In connection with the tender offer, Visteon, through its wholly-owned Korean subsidiary Visteon Korea Holdings Corp., entered into a fully committed Korean debt facility of 1 trillion Korean Won ("KRW") or $881 million (the "Bridge Loan"), under which, Visteon Korea Holdings Corp. borrowed 925 billion KRW or $815 million. The Bridge Loan was secured by a pledge of all of the shares of capital stock of Halla owned directly or indirectly by Visteon. On July 30, 2012, Visteon Korea Holdings Corp. repaid approximately 910 billion KRW or $800 million of previously borrowed amounts under the Bridge Loan. On August 24, 2012, Visteon Korea Holdings Corp. permanently reduced the available commitments under the Bridge Loan as amended and completed repayment of all outstanding loan amounts on August 28, 2012 as was allowed without penalty after following certain advance notice and other procedures. The Company incurred debt extinguishment costs of approximately $4 million and interest of $5 million during 2012 in connection with this financing arrangement.